Exhibit 99.1

Schedule 1

A separate Pass Through Trust Agreement substantially identical in all material respects to Exhibit 4.4 (the form of which agreement with respect to each pass through trust was originally filed as Exhibit 4.3 to Amendment No. 1 to Registration Statement on Form S-3 (Registration Statement No. 333-109546) dated March 2, 2004) has been entered into with respect each of JetBlue Airways Corporation’s Pass Through Certificates Series 2004-1G-2-O and Series 2004-1C-O.  Those Pass Through Trust Agreements differ from Exhibit 4.4 as set forth below:

1.                                       Pass Through Trust Agreement, dated as of March 24, 2004, between JetBlue Airways Corporation and Wilmington Trust Company, as Pass Through Trustee made with respect to the formation of JetBlue Airways Corporation Pass Through Trust Series 2004-1G-2-O and the issuance of Three-Month LIBOR plus 0.420% JetBlue Airways Pass Through Trust, Series 2004-1G-2-O

(a)                                  Conforming changes have been made to reflect the formation of the appropriate trust and the issuance of the appropriate series of pass through trust certificates;

(b)                                 Section 1.01 defines “Final Legal Distribution Date” as September 15, 2015; and

(c)                                  Section 3.01(b) limits the aggregate Fractional Undivided Interest of Certificates to $187,890,000.

2.                                       Pass Through Trust Agreement, dated as of March 24, 2004, between JetBlue Airways Corporation and Wilmington Trust Company, as Pass Through Trustee made with respect to the formation of JetBlue Airways Corporation Pass Through Trust Series 2004-1C-O and the issuance of Three-Month LIBOR plus 4.250% JetBlue Airways Pass Through Trust, Series 2004-1C-O

(a)                                  Conforming changes have been made to reflect the formation of the appropriate trust and the issuance of the appropriate series of pass through trust certificates;

(b)                                 Section 1.01 defines “Final Legal Distribution Date” as September 15, 2009;

(c)                                  Section 1.01 defines “Trust Property” so that it does include the Policy;

(d)                                 Section 2.01(a)(i), relating to the issuance of pass through trust certificates, does not direct the Trustee to execute and deliver the Policy Provider Agreement;

(e)                                  Section 3.01(b) limits the aggregate Fractional Undivided Interest of Certificates to $124,004,000;

(f)                                    Section 3.11, relating to payments and distributions made to Certificateholders, provides that a Certificateholder “will not have any recourse to the Company, the Trustee, the Loan Trustees or the Liquidity Providers, except as otherwise expressly provided herein or in the Intercreditor Agreement”;

(g)                                 Section 4.03(a)(i) provides that “the aggregate amount of funds distributed on such Distribution Date hereunder and under the Escrow Agreement, indicating the amount allocable to each source including any portion thereof paid by the Liquidity Providers”;

(h)                                 Section 6.01(b) provides that:

The purchase price with respect to the Class G-1 Certificates and the Class G-2 Certificates shall be the amounts set forth in Section 6.01(b) of the Other Pass Through Trust Agreements.  Such purchase shall be subject to the terms set forth in Section 6.01(b) of the Other Pass Through Trust Agreements.

(i)                                     Sections 9.01 and 9.02 has been amended to delete references to the Policy and the Policy Provider Agreement;

(j)                                     Section 9.02(6) has been deleted; and

(k)                                  Section 10.01 has been amended to delete the reference to “the Policy Provider” at the end of the first sentence and the language “Policy Provider or if a Policy Provider Default has occurred and is continuing,” from the beginning of the second sentence.